                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA




IN RE:  TAL WIRELESS NETWORKS, INC.                     CASE NO: 97-58435 MM
                                                                   ------------

                                                        CHAPTER 11
                                                        MONTHLY OPERATING REPORT
                                                        (GENERAL BUSINESS CASE)

------------------------------------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED      October, 1998
             -----------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                             END OF             END OF              AS OF
                                                                            CURRENT             PRIOR              PETITION
2.    ASSET/LIABILITY SUMMARY                                                MONTH              MONTH               FILING
                                                                             -----              -----               ------
        Current Assets (Market Value)                                           $159,920            $30,640            $245,867
                                                                        -----------------  -----------------   -----------------
        Total Assets (Market Value)                                           $3,459,920         $3,443,258          $5,665,985
                                                                        -----------------  -----------------   -----------------
        Current Liabilities                                                     $165,504           $141,548                  $0
                                                                        -----------------  -----------------   -----------------
        Total Liabilities                                                     $5,632,539         $5,608,583          $5,467,035
                                                                        -----------------  -----------------   -----------------


                                                                                                                  PETITION
                                                                            CURRENT             PRIOR              DATE TO
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                   MONTH              MONTH             MONTH END
                                                                             -----              -----             ---------
        a.  Total Receipts                                                      $130,000               $996            $157,213
                                                                        -----------------  -----------------   -----------------
        b.  Total Disbursements                                                     $720               $946             $33,774
                                                                        -----------------  -----------------   -----------------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)          $129,280                $50            $123,439
                                                                        -----------------  -----------------   -----------------
        d.  Cash Balance Beginning of Month                                      $10,640            $10,590
                                                                        -----------------  -----------------   -----------------
        e.  Cash Balance End of Month (c + d)                                   $139,920            $10,640
                                                                        -----------------  -----------------
                                                                        -----------------  -----------------


4.    POST-PETITION LIABILITIES & RECEIVABLES                             RECEIVABLES                            LIABILITIES
                                                                          -----------                            -----------
        Balance at End of Previous Month                                         $20,000                               $141,548
                                                                        -----------------                      -----------------
        Balance at End of Current Month                                          $20,000                               $165,504
                                                                        -----------------                      -----------------

5.    PAST DUE POST-PETITION LIABILITIES
        Balance at End of Previous Month (over 30 days)                             $433
                                                                        -----------------
        Balance at End of Current Month (over 30 days)                              $433
                                                                        -----------------


                                                                                                 YES                  NO
                                                                                                 ---                  --
6.    Are all federal, state, and local taxes current? (if no, attach schedule
      of unpaid items)                                                                     X
                                                                                           -----------------   -----------------
7.    Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach
      listing including date of payment, amount of payment and name of payee)                                  X
                                                                                           -----------------   -----------------
8.    Have any payments been made to officers, insiders, shareholders, relatives?
      (if yes, attach listing including date of payment, amount and reason for
      payment, and name of payee)                                                                              X
                                                                                           -----------------   -----------------
9.    Have any payments been made to professionals? (if yes, attach listing
      including date of payment, amount of payment and name of payee)                                          X
                                                                                           -----------------   -----------------
10.   If you answered yes to line 7,8, or 9, were all such payments approved by
      the court?                                                                          #
                                                                                           -----------------   -----------------
11.   Is the estate insured for replacement cost of assets and for general liability?      N/A
                                                                                           -----------------   -----------------
12.   Are U.S. Trustee quarterly fees current?                                             X
                                                                                           -----------------   -----------------

      I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


      Date:    November 20, 1998                Richard J Redett
               -------------------------        -------------------------------
                                                     Responsible Individual
Effective 1/1/95

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                   FOR THE MONTH ENDED        October, 1998
                                            -----------------

                                  ($         )
                                    --------

        ASSETS


                                                                                FROM SCHEDULES                MARKET VALUE
         CURRENT ASSETS                                                         --------------                ------------
 1            Cash and cash equivalents - unrestricted                                                                 $139,920
                                                                                                         -----------------------
 2            Cash and cash equivalents - restricted                                                                         $0
                                                                                                         -----------------------
 3            Accounts receivable (net)                                               A                                 $20,000
                                                                                                         -----------------------
 4            Inventory                                                               B                                      $0
                                                                                                         -----------------------
 5            Prepaid expenses                                                                                               $0
                                                                                                         -----------------------
 6            Other:
                     ----------------------------------------------------                                -----------------------

 7            -----------------------------------------------------------                                -----------------------

 8                TOTAL CURRENT ASSETS                                                                                 $159,920
                                                                                                         -----------------------


         PROPERTY AND EQUIPMENT (MARKET VALUE)
 9            Real property                                                           C                                      $0
                                                                                                         -----------------------
10            Machinery and equipment                                                 D                                      $0
                                                                                                         -----------------------
11            Furniture and fixtures                                                  D                                      $0
                                                                                                         -----------------------
12            Office equipment                                                        D                                      $0
                                                                                                         -----------------------
13            Leasehold improvements                                                  D                                      $0
                                                                                                         -----------------------
14            Vehicles                                                                D                                      $0
                                                                                                         -----------------------
15            Other:                                                                  D
                     ----------------------------------------------------                                -----------------------
16                                                                                    D
              -----------------------------------------------------------                                -----------------------
17                                                                                    D
              -----------------------------------------------------------                                -----------------------
18                                                                                    D
              -----------------------------------------------------------                                -----------------------
19                                                                                    D
              -----------------------------------------------------------                                -----------------------

20                TOTAL PROPERTY AND EQUIPMENT                                                                               $0
                                                                                                         -----------------------

         OTHER ASSETS
21            Notes receivable-net of allowances                                                                     $3,000,000
              -----------------------------------------------------------                                -----------------------
22            Investment-NST                                                                                           $300,000
              -----------------------------------------------------------                                -----------------------
23            Investment-subs                                                                                                $0
              -----------------------------------------------------------                                -----------------------
24            Accounts receivable-intercompany net of allowances                                                             $0
              -----------------------------------------------------------                                -----------------------

25                TOTAL OTHER ASSETS                                                                                 $3,300,000
                                                                                                         -----------------------

26                TOTAL ASSETS                                                                                       $3,459,920
                                                                                                         -----------------------
                                                                                                         -----------------------


    NOTE:
           Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.)
           and the date the value was determined.    Estimated based on
                                                     ------------------
           experience
           --------------------------------------------------------------------
           --------------------------------------------------------------------
           --------------------------------------------------------------------
           --------------------------------------------------------------------
           --------------------------------------------------------------------
           --------------------------------------------------------------------

Effective 1/1/95

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                  ($         )
                                    ---------


     LIABILITIES                                                                       FROM SCHEDULES
         POST-PETITION                                                                 --------------
              CURRENT LIABILITIES
27                Salaries and wages
                                                                                                            -----------------------
28                Payroll taxes
                                                                                                            -----------------------
29                Real and personal property taxes
                                                                                                            -----------------------
30                Income taxes
                                                                                                            -----------------------
31                Notes payable (short term)
                                                                                                            -----------------------
32                Accounts payable (trade)                                                   A                                $433
                                                                                                            -----------------------
33                Real property lease arrearage
                                                                                                            -----------------------
34                Personal property lease arrearage
                                                                                                            -----------------------
35                Accrued professional fees                                                                               $165,071
                                                                                                            -----------------------
36                Current portion of long-term debt (due within 12 months)
                                                                                                            -----------------------
37                Other:
                                     ------------------------------------------------                       -----------------------

38                   ----------------------------------------------------------------                       -----------------------

39                   ----------------------------------------------------------------                       -----------------------

40                TOTAL CURRENT LIABILITIES                                                                               $165,504
                                                                                                            -----------------------

41            LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                            -----------------------

42                TOTAL POST-PETITION LIABILITIES                                                                         $165,504
                                                                                                            -----------------------

         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43                Secured claims                                                             E                            $100,000
                                                                                                            -----------------------
44                Priority unsecured claims                                                  E                            $101,776
                                                                                                            -----------------------
45                General unsecured claims                                                   E                          $5,265,259
                                                                                                            -----------------------

46                TOTAL PRE-PETITION LIABILITIES                                                                        $5,467,035
                                                                                                            -----------------------

47                TOTAL LIABILITIES                                                                                     $5,632,539
                                                                                                            -----------------------

     EQUITY (DEFICIT)

48                   Preferred Stock                                                                                       $80,000
                     ----------------------------------------------------------------                       -----------------------
49                   Common Stock                                                                                          $28,846
                     ----------------------------------------------------------------                       -----------------------
50                   Additional Paid-In Capital                                                                        $18,461,441
                     ----------------------------------------------------------------                       -----------------------
51                   Accumulated Deficit                                                                              ($20,708,163)
                     ----------------------------------------------------------------                       -----------------------
52            Market value adjustment                                                                                     ($34,743)
                                                                                                            -----------------------
53                TOTAL EQUITY (DEFICIT)                                                                               ($2,172,619)
                                                                                                            -----------------------


54                TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                $3,459,920
                                                                                                            -----------------------
                                                                                                            -----------------------

Effective 1/1/95

                                    SCHEDULES
                             (GENERAL BUSINESS CASE)
                                   ($         )
                                     ---------

                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                      ACCOUNTS          ACCOUNTS PAYABLE                           PAST DUE
Receivables and Payables Ageings                     RECEIVABLE          [POST PETITION]                       POST PETITION DEBT
                                                     ----------          ---------------                     -----------------------
    0 -30 Days
                                                  -----------------    --------------------
    31-60 Days                                                                         $84
                                                  -----------------    --------------------
    61-90 Days                                                                        $349                          $433
                                                  -----------------    --------------------                  -----------------------
    91+ Days                                               $20,000
                                                  -----------------    --------------------
    Total accounts receivable/payable                      $20,000                    $433
                                                  -----------------    --------------------
    Allowance for doubtful accounts                                    --------------------
                                                  -----------------
    Accounts receivable (net)                              $20,000
                                                  -----------------
                                                  -----------------


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                                    COST OF GOODS SOLD
----------------------------------                                    ------------------

                                                INVENTORY(IES)        Inventory Beginning of Month
                                                  BALANCE AT                                                 -----------------------
                                                 END OF MONTH         Add -
                                                 ------------
Retail/Restaurants -                                                          Net purchases
                                                                                                             -----------------------
    Product for resale                                                        Direct labor
                                             ---------------------                                           -----------------------
                                                                              Manufacturing overhead
                                                                                                             -----------------------
Distribution -                                                                Freight in
                                                                                                             -----------------------
    Product for resale                                                        Other:
                                             ---------------------

                                                                              ------------------------       -----------------------
Manufacturer -
                                                                              ------------------------       -----------------------
    Raw materials
                                             ---------------------
    Work-in-progress                                                  Less -
                                             ---------------------
    Finished goods                                                            Inventory End of Month
                                             ---------------------                                           -----------------------
                                                                              Shrinkage
                                                                                                             -----------------------
Other -                                                                       Personal Use
                                             ---------------------                                           -----------------------
    Explain
             ------------------------------
    ---------------------------------------                           Cost of Goods Sold                                        $0
                                                                                                             -----------------------
                                                                                                             -----------------------

         TOTAL                                                 $0
                                             ---------------------
                                             ---------------------

METHOD OF INVENTORY CONTROL                                           INVENTORY VALUATION METHODS
---------------------------                                           ---------------------------

Do you have a functioning perpetual inventory system?                 Indicate by a checkmark method of inventory valuation used.
                        Yes             No
                            ----           ----
How often do you take a complete physical inventory?                  Valuation methods -
                                                                              FIFO cost
                                                                                                      --------------------
    Weekly                                                                    LIFO cost
                            ----                                                                      --------------------
    Monthly                                                                   Lower of cost or
                            ----                                                 market
    Quarterly                                                                                         --------------------
                            ----                                              Retail method
    Semi-annually                                                                                     --------------------
                            ----
    Annually                                                                  Other -
                            ----                                                                      --------------------

Date of last physical inventory was            Unknown                           Explain
                                               ---------------------
                                                                                 ------------------------------------------------
Date of next physical inventory is             N/A
                                               ---------------------             ------------------------------------------------

Effective 1/1/95

                                   SCHEDULE C
                                  REAL PROPERTY

   DESCRIPTION                                                                             COST                    MARKET VALUE
   -----------                                                                             ----                    ------------
   None
   ----------------------------------------------------------------------------     --------------------       ---------------------

   ----------------------------------------------------------------------------     --------------------       ---------------------

   ----------------------------------------------------------------------------     --------------------       ---------------------

   ----------------------------------------------------------------------------     --------------------       ---------------------
        TOTAL                                                                                        $0                          $0
                                                                                    --------------------       ---------------------
                                                                                    --------------------       ---------------------


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

   DESCRIPTION                                                                             COST                   MARKET VALUE
   -----------                                                                             ----                   ------------
   MACHINERY & EQUIPMENT -

   ----------------------------------------------------------------------------     --------------------       ---------------------

   ----------------------------------------------------------------------------     --------------------       ---------------------

   ----------------------------------------------------------------------------     --------------------       ---------------------

   ----------------------------------------------------------------------------     --------------------       ---------------------
        TOTAL                                                                                        $0                          $0
                                                                                    --------------------       ---------------------
                                                                                    --------------------       ---------------------

   FURNITURE & FIXTURES -

   ----------------------------------------------------------------------------     --------------------       ---------------------

   ----------------------------------------------------------------------------     --------------------       ---------------------

   ----------------------------------------------------------------------------     --------------------       ---------------------

   ----------------------------------------------------------------------------     --------------------       ---------------------
        TOTAL                                                                                        $0                          $0
                                                                                    --------------------       ---------------------
                                                                                    --------------------       ---------------------

   OFFICE EQUIPMENT -

   ----------------------------------------------------------------------------     --------------------       ---------------------

   ----------------------------------------------------------------------------     --------------------       ---------------------

   ----------------------------------------------------------------------------     --------------------       ---------------------
        TOTAL                                                                                        $0                          $0
                                                                                    --------------------       ---------------------
                                                                                    --------------------       ---------------------

   LEASEHOLD IMPROVEMENTS -

   ----------------------------------------------------------------------------     --------------------       ---------------------

   ----------------------------------------------------------------------------     --------------------       ---------------------

   ----------------------------------------------------------------------------     --------------------       ---------------------

   ----------------------------------------------------------------------------     --------------------       ---------------------
        TOTAL                                                                                        $0                          $0
                                                                                    --------------------       ---------------------
                                                                                    --------------------       ---------------------

   VEHICLES -

   ----------------------------------------------------------------------------     --------------------       ---------------------

   ----------------------------------------------------------------------------     --------------------       ---------------------

   ----------------------------------------------------------------------------     --------------------       ---------------------

   ----------------------------------------------------------------------------     --------------------       ---------------------
                 TOTAL                                                                               $0                          $0
                                                                                    --------------------       ---------------------
                                                                                    --------------------       ---------------------


                                   SCHEDULE E
                            PRE-PETITION LIABILITIES
                                                                                          CLAIMED                    ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                AMOUNT                   AMOUNT (b)
-------------------------------------------                                                ------                   ----------
    Secured claims  (a)                                                                        $100,000
                                                                                    --------------------       ---------------------
    Priority claims other than taxes
                                                                                    --------------------       ---------------------
    Priority tax claims                                                                        $101,776
                                                                                    --------------------       ---------------------
    General unsecured claims                                                                 $5,265,259
                                                                                    --------------------       ---------------------

    (a)      List total amount of claims even if under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE F
                            RENTAL INCOME INFORMATION
                    Not Applicable to General Business Cases.

Effective 1/1/95

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                        FOR THE MONTH ENDED October, 1998
                                           ---------------
                                  $
                                   ----------------

                   CURRENT MONTH
----------------------------------------------------
    ACTUAL            FORECAST           VARIANCE
                                                 $0                           1
--------------    ---------------    ---------------
                                                 $0                           2
--------------    ---------------    ---------------
                                                 $0                           3
--------------    ---------------    ---------------
                                                 $0                           4
--------------    ---------------    ---------------
                                                 $0                           5
--------------    ---------------    ---------------
                                                 $0                           6
--------------    ---------------    ---------------
                                                                              7
                                                 $0                           8
--------------    ---------------    ---------------
     $130,000                              $130,000                           9
--------------    ---------------    ---------------

     $130,000                 $0           $130,000                          10
--------------    ---------------    ---------------



                                                 $0                          11
--------------    ---------------    ---------------
                                                 $0                          12
--------------    ---------------    ---------------
                                                 $0                          13
--------------    ---------------    ---------------
                                                 $0                          14
--------------    ---------------    ---------------
                                                 $0                          15
--------------    ---------------    ---------------
                                                 $0                          16
--------------    ---------------    ---------------
                                                 $0                          17
--------------    ---------------    ---------------
                                                 $0                          18
--------------    ---------------    ---------------
                                                 $0                          19
--------------    ---------------    ---------------
                                                 $0                          20
--------------    ---------------    ---------------
     $112,618                             ($112,618)                         21
--------------    ---------------    ---------------
                                                                             22
                                                 $0                          23
--------------    ---------------    ---------------
                                                 $0                          24
--------------    ---------------    ---------------
                                                 $0                          25
--------------    ---------------    ---------------
                                                 $0                          26
--------------    ---------------    ---------------
         $470                                 ($470)                         27
--------------    ---------------    ---------------
                                                 $0                          28
--------------    ---------------    ---------------
                                                 $0                          29
--------------    ---------------    ---------------
                                                 $0                          30
--------------    ---------------    ---------------

     $113,088                 $0          ($113,088)                         31
--------------    ---------------    ---------------

      $16,912                 $0            $16,912                          32
--------------    ---------------    ---------------


      $23,956                              ($23,956)                         33
--------------    ---------------    ---------------
                                                 $0                          34
--------------    ---------------    ---------------

                                                 $0                          35
--------------    ---------------    ---------------
                                                 $0                          36
--------------    ---------------    ---------------
         $250                                 ($250)                         37
--------------    ---------------    ---------------
                                                 $0                          38
--------------    ---------------    ---------------

      $24,206                 $0           ($24,206)                         39
--------------    ---------------    ---------------

      ($7,294)                $0            ($7,294)                         40
--------------    ---------------    ---------------
                                                 $0                          41
--------------    ---------------    ---------------

      ($7,294)                $0            ($7,294)                         42
--------------    ---------------    ---------------
--------------    ---------------    ---------------


                                                                                             CUMULATIVE              NEXT MONTH
                                                                                           (CASE TO DATE)             FORECAST
                                                                                           --------------             --------
       REVENUES
   1      Gross Sales                                                                                $7,000
                                                                                        --------------------   ---------------------
   2      less: Sales Returns & Allowances
                                                                                        --------------------   ---------------------
   3      Net Sales                                                                                  $7,000                      $0
                                                                                        --------------------   ---------------------
   4      less: Cost of Goods Sold                (Schedule "B")                                    $68,271
                                                                                        --------------------   ---------------------
   5      Gross Profit                                                                             ($61,271)                     $0
                                                                                        --------------------   ---------------------
   6      Interest                                                                                      $92
                                                                                        --------------------   ---------------------
   7      Other Income:
   8      Miscellaneous                                                                                $996
          -----------------------------------------------------------                   --------------------   ---------------------
   9      Insurance Settlement                                                                     $130,000
          -----------------------------------------------------------                   --------------------   ---------------------

  10           TOTAL REVENUES                                                                       $69,817                      $0
                                                                                        --------------------   ---------------------


      EXPENSES
  11      Compensation to Owner(s)/Officer(s)
                                                                                        --------------------   ---------------------
  12      Salaries/Commissions
                                                                                        --------------------   ---------------------
  13      Management Fees
                                                                                        --------------------   ---------------------
  14      Depreciation
                                                                                        --------------------   ---------------------
  15      Taxes:
                                                                                        --------------------   ---------------------
  16           Employer Payroll Taxes
                                                                                        --------------------   ---------------------
  17           Real Property Taxes
                                                                                        --------------------   ---------------------
  18           Other Taxes
                                                                                        --------------------   ---------------------
  19      Other Selling
                                                                                        --------------------   ---------------------
  20      Other Administrative                                                                       $1,735
                                                                                        --------------------   ---------------------
  21      Write-off Investment Subs                                                                $112,618
                                                                                        --------------------   ---------------------
  22      Other Expenses:
  23      Storage Rental                                                                             $1,601
          -----------------------------------------------------------                   --------------------   ---------------------
  24      Accounting                                                                                 $1,510
          -----------------------------------------------------------                   --------------------   ---------------------
  25      Press Release                                                                                $625
          -----------------------------------------------------------                   --------------------   ---------------------
  26      Telecommunications                                                                         $5,015
          -----------------------------------------------------------                   --------------------   ---------------------
  27      SEC Reporting                                                                              $4,415
          -----------------------------------------------------------                   --------------------   ---------------------
  28      Litigation Costs                                                                           $1,193
          -----------------------------------------------------------                   --------------------   ---------------------
  29      Write-off of Accounts Receivable                                                          $55,156
          -----------------------------------------------------------                   --------------------   ---------------------
  30      Writedown of Notes Receivable                                                          $2,000,000
          -----------------------------------------------------------                   --------------------   ---------------------

  31           TOTAL EXPENSES                                                                    $2,183,868                      $0
                                                                                        --------------------   ---------------------

  32 SUBTOTAL                                                                                   ($2,114,051)                     $0
                                                                                        --------------------   ---------------------

     REORGANIZATION ITEMS
  33      Professional Fees                                                                        $257,339
                                                                                        --------------------   ---------------------
  34      Provisions for Rejected Executory Contracts
                                                                                        --------------------   ---------------------
          Interest Earned on Accumulated Cash
  35           Resulting from Chp 11 Case
                                                                                        --------------------   ---------------------
  36      Gain or (Loss) from Sale of Equipment                                                      $4,592
                                                                                        --------------------   ---------------------
  37      US Trustee Fees                                                                            $1,250
          -----------------------------------------------------------                   --------------------   ---------------------
  38      Gain or (Loss) from Sale of Investments
          -----------------------------------------------------------                   --------------------   ---------------------

  39           TOTAL REORGANIZATION ITEMS                                                          $253,997                      $0
                                                                                        --------------------   ---------------------

  40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                                             ($2,368,048)                     $0
                                                                                        --------------------   ---------------------
  41      Federal & State Income Taxes
                                                                                        --------------------   ---------------------

  42 NET PROFIT (LOSS)                                                                          ($2,368,048)                     $0
                                                                                        --------------------   ---------------------
                                                                                        --------------------   ---------------------

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Effective 1/1/95

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                      FOR THE MONTH ENDED      October, 1998
                                           ----------------------




CASH BALANCE BEGINNING OF MONTH                                                                                            $10,640
                                                                                                               --------------------

CASH RECEIPTS  (1)                                                                                                        $130,000
                                                                                                               --------------------

CASH DISBURSEMENTS  (1)                                                                                                       $720
                                                                                                               --------------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                                        $129,280
                                                                                                               --------------------

CASH BALANCE END OF MONTH                                                                                                 $139,920
                                                                                                               --------------------
                                                                                                               --------------------



RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                                    ACCOUNT 1                ACCOUNT 2             ACCOUNT 3
                                                                    ---------                ---------             ---------
BANK                                                          Wells Fargo
                                                              ----------------------   ----------------------  --------------------
ACCOUNT TYPE                                                  Checking
                                                              ----------------------   ----------------------  --------------------
ACCOUNT NO.                                                   0114-458243
                                                              ----------------------   ----------------------  --------------------
ACCOUNT PURPOSE                                               General
                                                              ----------------------   ----------------------  --------------------

BALANCE, END OF MONTH                                                      $139,920
                                                              ----------------------   ----------------------  --------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                                       $139,920
                                                              ----------------------
                                                              ----------------------

(1) Excluding bank transfers between your accounts.

Effective 1/1/95